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                                       THE
                                    PAKISTAN
                                   INVESTMENT
                                   FUND, INC.
-------------------------------------------------------------------------------



                              FIRST QUARTER REPORT
                                 MARCH 31, 1999
              MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER




                       THE PAKISTAN INVESTMENT FUND, INC.
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DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT AND ACTING
SECRETARY

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
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U.S. INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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PAKISTAN INVESTMENT ADVISER

International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
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ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
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CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
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SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
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LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
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INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
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For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the three months ended March 31, 1999, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 17.30% compared to 15.91% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through March 31, 1999, the Fund had a total return, based on net asset value per share, of -78.49% compared to -67.30% for the Index. On March 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $2.00, representing a 28.1% discount to the Fund's net asset value per share.

The Pakistan stock market was the second best performing emerging market in Asia after India, during the first quarter of 1999. More interestingly, the KSE-100 Index chalked up an impressive gain of 24% from its recent low of 852 on February 8, 1999. While this was exclusively a domestic rally driven by easier liquidity, the lowering trend of interest rates and improving sentiment towards the Hubco situation, there are reasons to believe that the macro economic fundamentals of Pakistan are also beginning to show initial signs of improvement.

Official inflation as measured by CPI (Consumer Price Index) has been well controlled at below 8% for the last six months against an average of 12% during the last three years. Foreign exchange reserves have been maintained at $1.7 billion, a substantial improvement from a low of $400 million in the first quarter of 1998. Current account deficit has narrowed to 3.5% of gross domestic product from 6.5-7.0% in 1996 and 1997 and the budget deficit as a percentage of gross domestic product is trending down to 4.8% from an average of 6.0% during 1994-1998.

The overall investment theme for Pakistan is fairly straightforward at present. Investors need to basically address three critical questions:

First, will the government continue adhering to IMF conditions without substantive deviation and thus ensure continuation of the Enhanced Structural Adjustment Facility/Enhanced Financial Facility ("ESAF/EFF") program, particularly after the recent missile tests? Second, how successful can the government be in using the 18-24 month breathing space provided by the Paris Club debt rescheduling for implementing meaningful structural reforms? Third, depending on the answers to the above two questions, what is the likely impact on underlying growth, specific industry and corporate sector financial health and the earnings outlook?

Our assessment of the first question is that with the country credit rating at its lowest ebb, the government no longer has other venues for seeking foreign funding available to it except the multilateral and bilateral support represented by the IMF, Paris Club/Pakistan Development Forum and the World Bank group. What this implies is that in order to continue enjoying their support, the government must show real progress on their conditionalities and associated economic reforms. There have been concerns that economic support from G-7 countries may suffer due to the missile tests. We believe that investors should focus on the fact that as long as Pakistan adheres to the original time line agreed with the U.S. for signing the Comprehensive Test Ban Treaty ("CTBT"), G-7 support is likely to remain intact although there may be delays in some concessional finance disbursements in order to raise pressure on Pakistan.

Some indication that policy direction is beginning to turn positive can be discerned by the following developments:

1) Maximum import tariffs have been brought down to 35% from 45% within the agreed timetable. This fulfills a long-standing conditionality in several IMF programs, which Pakistan initiated but never followed through in the past.

2) The power sector crisis is finally beginning to be handled with greater seriousness than before. Induction of the army into the Water and Power Development Authority ("WAPDA") and its reported success in recovering up to 4.0 billion rupees from defaulters and saving 1000 MW of electricity by cracking down on power theft within a few months is a commendable achievement. It only proves the fact that tremendous resource mobilization and efficiency enhancement is possible through improving governance and administration. The tariff re-balancing proposed by WAPDA and approved by the National Electric Power Regulatory Authority ("NEPRA") is also a positive sign in so far as it should raise overall revenues of WAPDA. Detailed analysis will indicate there has not been a tariff reduction as suggested by the popular press. In fact, the tariff re-balancing is industry friendly and should be positive for corporate margins.

3) The government - IPP conflict on tariffs has entered its final phase and with a nudge from international development agencies as well as some concessional fi-nance, there is rising likelihood of resolution by the second half of calendar 1999.

4) The foreign exchange regime has been significantly liberalized with 95% of the export-import related foreign currency requirement being met through the interbank determined market. The State Bank of Pakistan (SBP) has done an able job of keeping this market stable and orderly. This is especially commendable given that its experience of flexible exchange rate regime is still very new. More important, SBP has continued to focus on strengthening the regulatory and operating infrastructure of the foreign exchange market by strict monitoring and pushing banks to upgrade technology as well as control and reporting systems to cope with new demands of a liberalizing foreign exchange regime.

5) The new Security and Exchange Commission of Pakistan (SECP) is already taking a proactive approach towards corporate governance. Several cases have been brought against companies floating rules within a few months of SECP's formation. The government has also shown greater awareness regarding capital market reforms and there is increasing incidence of cooperation between the stock exchanges and regulators.

Though the above measures are positive at the margin, the country is still a long way off from reinstating the confidence of foreign investors. Very critical issues pertaining to medium term policy and economic outlook still need clearing up. Key issues concern the endemic fiscal deficit where, despite some progress on expenditure curtailment, no success has been reported for revenue collection. The inability to substantially increase the tax base and consequent revenue collection is now the single biggest hurdle facing economic managers.

At the same time, it has become clear that lack of export growth despite an effective devaluation of over 18% since June 1998, points towards fundamental structural weakness with respect to the country's ability to generate hard currency. This is a critical issue because two years hence, when external debt servicing resumes fully, foreign exchange generating capability will dictate how much pressure is exerted on external reserves, especially as foreign currency accounts will no longer be there to prop them up.

Finally, the major policy plank of improving economic efficiency through privatizing public sector enterprises is still in a state of hibernation. Despite several deadlines, the privatization process has so far not really gotten off the ground in any substantial way. There are indicators that progress might be achieved on this front by the end of 1999 but a more realistic possibility is that some privatizations could occur in fiscal 2000. That is the time line which investors need to factor in their investment strategies.

Our prognosis is that the economy is indeed beginning to stabilize after the IMF package and foreign debt rescheduling as well as some progress on wasteful expenditure curtailment and import compression.

Domestic liquidity has improved and a growth-oriented environment is beginning to emerge with stable inflation, lower interest rates, stable exchange rates and foreign exchange reserves.

Going forward, our view is that the government is likely to follow through on economic reforms, remain in the ESAF program and approve export repatriation requests more expeditiously, and we feel that Pakistan's market risk premium from foreign investors perspective will also begin narrowing in the second half of calendar 1999. Once the market has absorbed any foreign selling after the foreign exchange regime is further liberalized, we believe that seasoned emerging market investors will again begin exploring Pakistan equities, which offer some of the cheapest valuation seen in global markets.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

April 1999


THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

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DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO CHARACTERISTICS,
CAN NOW BE ACCESSED AT www.msdw.com/institutional/investmentmanagement.

The Pakistan Investment Fund, Inc.
Investment Summary as of March 31, 1999 (Unaudited)
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

HISTORICAL                                                                  TOTAL RETURN (%)
INFORMATION                                     ------------------------------------------------------------------------
                                                  MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                                                ---------------------    ----------------------    ---------------------
                                                              AVERAGE                   AVERAGE                  AVERAGE
                                                CUMULATIVE     ANNUAL    CUMULATIVE      ANNUAL    CUMULATIVE     ANNUAL
                                                ----------    -------    ----------     -------    ----------    -------
                       Fiscal Year to Date         6.67%         --        17.30%          --        15.91%         --
                       One Year                  -51.14       -51.14%     -43.46        -43.46%     -42.94       -42.94%
                       Five Year                 -81.82       -28.89      -78.57        -26.51      -70.62       -21.73
                       Since Inception*          -84.53       -29.87      -78.49        -25.33      -67.30       -19.15

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                    [GRAPH]


                                                   YEAR ENDED DECEMBER 31,                             THREE MONTHS
                                                                                                           ENDED
                                  1993*        1994      1995        1996       1997        1998      MARCH 31, 1999
                                  -----        ----      ----        ----       ----        ----      --------------
Net Asset Value Per Share.....   $ 14.03      $ 11.42   $  6.57     $  4.77    $  6.01     $  2.37       $  2.78
Market Value Per Share .......   $ 15.50      $  9.00   $  5.25     $  5.13    $  4.88     $  1.88       $  2.00
Premium/(Discount)............      10.5%       -21.2%    -20.1%        7.5%     -18.8%      -20.7%        -28.1%
Income Dividends..............       --       $  0.03   $  0.00#         --    $  0.01     $  0.16            --
Capital Gains Distributions...       --           --    $  0.00#         --         --         --             --
Fund Total Return (2).........    -0.50%       -18.36%   -42.43%     -27.40%     26.32%     -57.25%        17.30%
Index Total Return (3)........      N/A         -8.51%   -31.14%     -19.52%     26.13%     -55.88%        15.91%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.
*  The Fund commenced operations on December 27, 1993.
#  Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of March 31, 1999 (Unaudited)
-------------------------------------------------------------------------------
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DIVERSIFICATION  OF TOTAL INVESTMENTS

                                    [CHART]

Equity Securities                                      (98.4%)
Short-Term Investments                                  (1.6%)

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SECTORS
                                    [CHART]

Automobiles                                             (2.8%)
Banking                                                 (5.6%)
Chemicals                                              (21.2%)
Energy Sources                                         (11.3%)
Forest Products & Paper                                 (1.5%)
Health & Personal Care                                 (11.3%)
Insurance                                               (4.1%)
Telecommunications                                     (13.5%)
Textiles & Apparel                                      (7.2%)
Utilities--Electrical & Gas                            (17.8%)
Other                                                   (3.7%)

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TEN LARGEST HOLDINGS*

                                                      PERCENT OF
                                                      NET ASSETS
                                                      ----------
      1.   Fauji Fertilizer Co., Ltd.                    14.7%
      2.   Hub Power Co.                                 13.9
      3.   Pakistan Telecommunications Corp.             13.5
      4.   Lever Brothers Pakistan Ltd.                  11.3
      5.   Pakistan State Oil Co., Ltd.                   5.3
      6.   Nishat Mills Ltd.                              4.9
      7.   Engro Chemicals Ltd.                           4.4
      8.   Shell Pakistan Ltd.                            4.4
      9.   Adamjee Insurance Co., Ltd.                    4.1
     10.   Muslim Commercial Bank Ltd.                    3.1
                                                         ----
                                                         79.6%
                                                         ----
                                                         ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
MARCH 31, 1999

                                                                     VALUE
                                                    SHARES           (000)
---------------------------------------------------------------------------

PAKISTANI COMMON STOCKS (96.3%)
(Unless otherwise noted)
---------------------------------------------------------------------------
AUTOMOBILES (2.8%)
  Pak Suzuki Motor Co., Ltd.                     1,579,000      U.S.$   905
                                                               ------------
---------------------------------------------------------------------------
BANKING (5.6%)
  Askari Bank                                    1,688,591              442
  Faysal Bank Ltd.                               1,861,150              394
  Muslim Commercial Bank Ltd.                    2,222,770              985
                                                               ------------
                                                                      1,821
                                                               ------------
---------------------------------------------------------------------------
CHEMICALS (21.2%)
  Engro Chemicals Ltd.                             709,259            1,421
  Fauji Fertilizer Co., Ltd.                     4,432,600            4,742
  ICI Pakistan Ltd.                              3,695,100              683
                                                               ------------
                                                                      6,846
                                                               ------------
---------------------------------------------------------------------------
ENERGY SOURCES (11.3%)
  Pakistan Oilfields Ltd.                          471,462              504
  Pakistan State Oil Co., Ltd.                   1,058,880            1,725
  Shell Pakistan Ltd.                              460,800            1,420
                                                               ------------
                                                                      3,649
                                                               ------------
---------------------------------------------------------------------------
FINANCIAL SERVICES (0.0%)
  Trust Modaraba Ltd.                                 100                --  @
                                                               ------------
---------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (1.5%)
  Packages Ltd.                                   648,671               481
                                                               ------------
---------------------------------------------------------------------------
HEALTH & PERSONAL CARE (11.3%)
  Lever Brothers Pakistan Ltd.                    225,160             3,642
                                                               ------------
---------------------------------------------------------------------------
INSURANCE (4.1%)
  Adamjee Insurance Co., Ltd.                   1,512,456             1,321
                                                               ------------
---------------------------------------------------------------------------
TELECOMMUNICATIONS (13.5%)
  Pakistan Telecommunications Corp. 'A'         9,127,600             3,270
  Pakistan Telecommunications Corp.  GDR           30,383             1,088
                                                               ------------
                                                                      4,358
                                                               ------------
---------------------------------------------------------------------------
TEXTILES & APPAREL (7.2%)
  Artistic Denim Mills Ltd.                     1,250,000               264
  Crescent Textile Mills Ltd.                           9                -- @
  Ibrahim Fibre Ltd.                            3,390,000               473
  Nishat Mills Ltd.                             7,803,411             1,570
  Saif Textiles Mills Ltd.                            110                -- @
                                                               ------------
                                                                      2,307
                                                               ------------
---------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (17.8%)
  Hub Power Co.                                14,281,100      U.S.$  4,483
  Sui Northern Gas Co.                          2,397,270               450
  Sui Southern Gas Co.                          4,527,811               816
                                                               ------------
                                                                      5,749
                                                               ------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$53,517)                                                 31,079
                                                               ------------
---------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.5%)
  Pakistani Rupee
  (Cost U.S.$492)                             PKR  25,524               491
                                                               ------------
---------------------------------------------------------------------------
TOTAL INVESTMENTS (97.8%)
  (Cost U.S.$54,009)                                                 31,570
                                                               ------------
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OTHER ASSETS AND LIABILITIES (2.2%)
  Other Assets                               U.S.$ 1,186
  Liabilities                                       (472)               714
                                             ------------      ------------
---------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 11,604,792 issued and outstanding
   U.S. $0.01 par value shares (100,000,000
   shares authorized)                                          U.S.$ 32,284
                                                               ------------
                                                               ------------
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      U.S.$   2.78
                                                               ------------
                                                               ------------
---------------------------------------------------------------------------

  @ -- Value is less than U.S. $500.
GDR -- Global Depositary Receipt